APPLESEED FUND

Supplement to the Statement of Additional Information
dated January 28, 2011

Custodian

Effective July 15, 2011, U.S. Bank serves as the Fund’s custodian.  Accordingly, the following paragraph replaces the paragraphs found under the heading “Custodian” in the Fund’s current Statement of Additional Information.  Prior to July 15, 2011, Huntington National Bank served as the Fund’s custodian.

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Trustees and Officers

The following information supplements the information found under the heading “Trustees and Officers” in the Fund’s current Statement of Additional Information.

Effective June 13, 2011, the Board of Trustees of the Trust appointed Robert W. Silva as the Treasurer and Chief Financial Officer of the Trust to fill the vacancy created by the resignation of the prior Treasurer.  Mr. Silva (Age 44) has been the Vice President of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since September 2010, and has been Treasurer of Huntington Funds since November 2010.  He was Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010, and Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.  Mr. Silva receives no compensation from the Fund or the Trust.

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You should read this Supplement in conjunction with the Statement of Additional Information, as previously supplemented, and the Fund’s Prospectus dated January 28, 2011, as supplemented, which provide information that you should know before investing in the Fund and should be retained for future reference.  These documents are available upon request and without charge by calling Shareholder Services at (800) 470-1029.

This Supplement is dated July 13, 2011